Exhibit 10.3

SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2006-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals.

The shareholders in a extraordinary general shareholders’ meeting held on December 15, 2005, voted in favour of a resolution for the issuance of a total number of 400,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on January 12, 2006, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration

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of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

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Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 0.60 per share (with a premium of 0.59) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on February 14, 2005.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

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V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 15.000 in 2004, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2006-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals.

The shareholders in a extraordinary general shareholders’ meeting held on October 17, 2006, voted in favour of a resolution for the issuance of a total number of 1,300,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right -to increase the share capital for a maximum amount equal to the number of BCE granted, to record/acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on November 9, 2006, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration

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of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third patty acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

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Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 1.215 per share (with a premium of 1.205) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 17, 2006.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

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V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 15.000 in 2004, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows :

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2007-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

The shareholders in a combined general shareholders’ meeting held on May 25, 2007, voted in favour of a resolution for the issuance of a total number of 400,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 12, 2007, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 1.215 per share (with a premium of 1.205) i.e., the price of the shares issued in connection with the increase in share capital voted by the Board of Directors of the Company on December 1, 2006 on authority granted by the combined general shareholders’ meeting held on November 17, 2007.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

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All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 20.000 in 2007, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

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• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2008-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30, 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2008, voted in favour of a resolution for the issuance of a total number of 850,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 9, 2008, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2008-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2008-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2008-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on January 31, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

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All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2008-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,000 in 2008, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

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• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 29% or of 41% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2009-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed by article 163 bis G of the French Tax Code.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2009, voted in favour of a resolution for the issuance of a total number of 450,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 15, 2009, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2009-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2009-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price applicable with respect to this BCE 2009-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 10, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2009-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be

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subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-l. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,1% and are divided as follows:

• CSG [l]:	8,2%
• CRDS [2]:	0,5%

[1]	CSG = “contribution sociale généralisée”: a French social security tax.

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• social charges:	2,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2009-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

This BCE 2009-2 plan refers more specifically to the employees beneficiaries of the BCE 2004-1 plan that will not, at the expiration date of the plan, exercise the BCE they have been granted in accordance with this plan and that were restricted to a 5 years period of exercise.

This BCE 2009-2 plan has for requisite to allocate to each of the aforementioned employees a number of BCE equal to the number of BCE 2004-1 it would hold and that would be void, being specified that these new BCE will be exercisable as soon as they will be granted.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed by article 163 bis G of the French Tax Code.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2009, voted in favour of a resolution for the issuance of a total number of 587,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 15, 2009, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2009-2 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2009-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred. The BCE must be exercised within the aforementioned maximum period of ten years.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price applicable with respect to this BCE 2009-2 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 10, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2009-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by

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the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2009, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,1% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 475,712.78 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July [21], 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions, being specified that this BCE 2010-1 Plan shall apply to the issuance of a maximum of 600,000 BCE.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2010-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2010-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the

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Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2010-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 16, 2010.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

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IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-l. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

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In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 475,712.78 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July [21], 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-2 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions, being specified that this BCE 2010-2 Plan shall apply to the issuance of a maximum of 124,000 BCE and is for the sole benefit of the holders of BCE issued in application of the BCE 2004-1 plan that could not have been exercised within the timeline of 5 years set by the aforesaid plan.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2010-2 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2010-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

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BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that they may be exercised when they are granted.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2010-2 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 16, 2010.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

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III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

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The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12.1% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 534,373.54 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-1-2

(January 11, 2011)

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 21, 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

The shareholders in a combined general shareholders’ meeting held on January 11, 2011, amended the terms and conditions for the determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors.

As a consequence and within the framework of the authority it has been granted, the Board of Directors of January 11, 2011 adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1-2 Plan”, which constitute a declension of the BCE 2010-1 plan integrating the new terms and conditions for the determination of the purchase price.

III – DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2010-1-2 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share (or an ordinary share in case of the listing of the Company in a financial market) of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this BCE 2010-1-2 Plan,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING”attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said

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dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-1-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash or by compensation with a liquidated and due debt at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares (class A preferred shares or ordinary shares if applicable) shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

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In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 554.400,26 Euros

Registered office : 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N° : 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2011-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that :

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in an ordinary and extraordinary general shareholders’ meeting held on March 8, 2011, voted in favour of a resolution for the issuance of BCE that cannot give the right to an amount that exceed 3,500,000 new shares of a nominal value of 0.01 euro (or 1,750,000 new shares of a nominal value of 0.02 euro, starting at the effective date of the reverse split of the shares of the Company).

The aforesaid general meeting determined the modalities of determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set by the Board of directors at the market value of the shares of the Company applicable at the date the BCE were granted, following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

The aforesaid general meeting also granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on March 8, 2011, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2011-1 Plan”, in compliance with the principles decided by the aforementioned ordinary and extraordinary general shareholders’ meeting and the applicable statutory provisions.

III - DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2011-1 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary and the subscription price upon exercise of these BCE (as defined under Section III-4 hereinafter) shall be indicated in the Individual Notification Letter sent to him/her by the Chairman which shall constitute a schedule to this regulation.

The exercise of each BCE entitles its holder to subscribe for one new class A preferred share of the Company of a nominal value of 0.01 € (or two (2) BCE entitles its holder to subscribe to one (1) ordinary share of a nominal value of 0.02 € starting at the effective date of the conversion of the class A preferred shares in ordinary shares and of the reverse split of the shares of the Company) (hereinafter referred as a “New Share”).

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this regulation,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, any BCE not exercised before expiration of this period will be automatically void and devoid of validity.

The Beneficiary must respect the following calendar  :

(i)	first grant :

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants :

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in

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no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the New Shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors – within the limits permitted by the applicable legal and regulatory provisions - following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with legal provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the period of exercise of the BCE and as far as the Beneficiary has not exercised all the BCE granted to him/her by the Company, the Company commit to maintain the Beneficiaries’ rights, in compliance with the provisions of article L. 228-99 of the Commercial Code.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE.

In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2011-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed, shares subscribed must be fully paid up in cash at the time of subscription, except payment by compensation with a liquidated and due debt on the Company.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

The New Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by

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the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows :

•	CSG [1]: 8,2%

•	CRDS [2]: 0,5%

•	social charges : 2,3%

•	contribution to the national solidarity fund for autonomy 0,3%

•	contribution for social allowances (RSA) : 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

The company SEQUANS COMMUNICATIONS indicates that the information stipulated in this article VI-1 must be regularly updated according to the evolution of the applicable legal and regulatory provisions. It is up to the Beneficiaries to proceed to this update under their own responsibility, the Company SEQUANS COMMUNICATIONS shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 554.400,26 Euros

Registered office : 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N° : 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2011-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

This plan is particularly designated to motivate the beneficiaries in order to ensure the public offering of the company at the best conditions.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that :

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in an ordinary and extraordinary general shareholders’ meeting held on March 8, 2011, voted in favour of a resolution for the issuance of BCE that cannot give the right to an amount that exceed 3,500,000 new shares of a nominal value of 0.01 euro (or 1,750,000 new shares of a nominal value of 0.02 euro, starting at the effective date of the reverse split of the shares of the Company).

The aforesaid general meeting determined the modalities of determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set by the Board of directors at the market value of the shares of the Company applicable at the date the BCE were granted, following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

The aforesaid general meeting also granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on March 8, 2011, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2011-2 Plan”, in compliance with the principles decided by the aforementioned ordinary and extraordinary general shareholders’ meeting and the applicable statutory provisions.

III - DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2011-2 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary and the subscription price upon exercise of these BCE (as defined under Section III-4 hereinafter) shall be indicated in the Individual Notification Letter sent to him/her by the Chairman which shall constitute a schedule to this regulation.

The exercise of each BCE entitles its holder to subscribe for one new class A preferred share of the Company of a nominal value of 0.01 € (or two (2) BCE entitles its holder to subscribe to one (1) ordinary share of a nominal value of 0.02 € starting at the effective date of the conversion of the class A preferred shares in ordinary shares and of the reverse split of the shares of the Company) (hereinafter referred as a “New Share”).

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this regulation,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, any BCE not exercised before expiration of this period will be automatically void and devoid of validity.

The Beneficiary must respect the following calendar  :

•

The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following the effective date of the initial public offering of the Company that should take place at the latest at the date of the ordinary general meeting of the Company to be held to approve the annual accounts for the fiscal year to be ended in December 31, 2011 (hereinafter referred as the “IPO”);

•	The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the IPO.

It is expressly stipulated that in the absence of the IPO, the BCE previously granted to the Beneficiaries shall be automatically void the day following the ordinary general meeting of the Company to be held to approve the annual accounts for the fiscal year to be ended in December 31, 2011.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

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However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the New Shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors – within the limits permitted by the applicable legal and regulatory provisions - following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with legal provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the period of exercise of the BCE and as far as the Beneficiary has not exercised all the BCE granted to him/her by the Company, the Company commit to maintain the Beneficiaries’ rights, in compliance with the provisions of article L. 228-99 of the Commercial Code.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

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IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2011-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed, shares subscribed must be fully paid up in cash at the time of subscription, except payment by compensation with a liquidated and due debt on the Company.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

The New Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows :

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•	CSG [1]: 8,2%

•	CRDS [2]: 0,5%

•	social charges : 2,3%

•	contribution to the national solidarity fund for autonomy 0,3%

•	contribution for social allowances (RSA) : 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

The company SEQUANS COMMUNICATIONS indicates that the information stipulated in this article VI-1 must be regularly updated according to the evolution of the applicable legal and regulatory provisions. It is up to the Beneficiaries to proceed to this update under their own responsibility, the Company SEQUANS COMMUNICATIONS shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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